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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 25, 2002

                             ILLINOIS POWER COMPANY
             (Exact name of registrant as specified in its charter)


            ILLINOIS                  001-03004                37-0344645
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                 Identification Number)



                              500 SOUTH 27TH STREET
                             DECATUR, ILLINOIS 62521
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (217) 424-6600




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ITEM 5.     OTHER EVENTS.

      The information in the Press Release dated March 25, 2002 and attached as
Exhibit 99.1 is incorporated herein by reference. The information in the Press Release dated March 27, 2002 and attached as Exhibit 99.2 is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.


                  EXHIBIT     DESCRIPTION
                  -------     -----------
                  99.1        Press Release dated March 25, 2002
                  99.2        Press Release dated March 27, 2002


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ILLINOIS POWER COMPANY



Dated: March 27, 2002               By: /s/ STEPHEN W. BERGSTROM
                                        ------------------------------
                                        Stephen W. Bergstrom
                                        Chief Executive Officer